UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
__________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 15, 2021
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bluebird bio, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-35966	13-3680878
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Binney Street, Cambridge, MA		02142
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (339) 499-9300
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	BLUE	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 15, 2021, bluebird bio, Inc. (the “Company”) held its previously announced Annual Meeting of Stockholders (the “Meeting”), at which a quorum was present. At the Meeting, the stockholders of the Company voted on the proposals as follows: (i) John O. Agwunobi, M.D., Daniel S. Lynch, and William R. Sellers, M.D. as Class II members of the Board to serve until the Company’s 2024 annual meeting of stockholders (“Proposal 1”); (ii) to approve, on a non-binding advisory basis, the compensation paid to the Company's named executive officers (“Proposal 2”); (iii) the frequency of future non-binding advisory votes on the compensation of the Company's named executive officers ("Proposal 3"); (iv) to approve an amendment to the Company's 2013 Employee Stock Purchase Plan ("Proposal 4"), and (v) ratify the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2021 (“Proposal 5”).

The Company’s stockholders re-elected the three persons listed below as Class II directors pursuant to Proposal 1. The voting results were as follows:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
John O. Agwunobi, M.D.	30,724,366	10,266,016	117,556	8,990,117
Daniel S. Lynch	39,876,650	1,109,554	121,734	8,990,117
William R. Sellers, M.D.	40,679,679	306,213	122,046	8,990,117

The Company’s stockholders approved Proposal 2 in a non-binding advisory vote. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
38,890,700	1,971,886	245,352	8,990,117
The Company’s stockholders voted once every year for Proposal 3. The voting results were as follows:

1 Year	2 Years	3 Years	Abstentions
40,627,097	146,506	274,171	60,164

The Company’s stockholders approved Proposal 4. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
40,467,196	557,457	83,285	8,990,117

The Company’s stockholders approved Proposal 5. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
49,526,131	453,658	118,266	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 17, 2021	bluebird bio, Inc.

	By:	/s/ Jason F. Cole
Jason F. Cole
Chief Operating and Legal Officer